

MobilePro

Annual Shareholder Meeting

August 2006

Disclosure Statement

- *Certain of the statements contained herein may be, within the meaning of the federal securities laws, "forward-looking statements," which are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. See the company's Form 10-KSB for the fiscal year ended March 31, 2006 and its Form 10-Q for the fiscal first quarter ended June 30, 2006 for a discussion of such risks, uncertainties and other factors. These forward-looking statements are based on management's expectations as of the date hereof, and the company does not undertake any responsibility to update any of these statements in the future.*



Introduction and Welcome

- Overview
- Review of Business
  - Wireless (Kite)
  - Business CLEC (AFN/Davel)
  - Consumer CLEC (Closecall)
  - Corporate/Branding
- Strategy
- Financing
- Acquisitions
- Management
- Listing/Stock Price
- ProGames
- Other Items of Interest/Questions



Overview-
Revenue Growth (fiscal years, in millions)


$99.0
$46.5
$0.3
100
90
80
70
60
50
40
30
20
10
0
2004
2005
2006



Overview-
Increased Adj. EBITDA (fiscal yrs, in millions)



$3.3
($1.8)
($1.5)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
-0.5
-1.0
-1.5
-2.0
2004
2005
2006



Wireless Division – Kite Networks

- Led by Jerry Sullivan
  - Core team from Tritel success on board
- #1 Ranked WISP
- Leading Muni-Wi-Fi Player
- Largest Muni-Wi-Fi City Built out (Tempe)
  - Marketing strategy
- Review of Cities/Recent Wins
- High Growth, Big Market Opportunity
- Powerful Industry Relationships – Cisco, Cox, Sprint
- Increasing Share of MOBL Revenue
- Globally Known Advertising Partner Coming Soon



Business CLEC – AFN/Davel

- Led by Doug Bethell
- Steady Cash Generating Business in Service Intensive Niche Areas
- Strong Growth of AFN Since Acquisition in June 2005 $7 mil. -> $24 mil. Contracted Run Rate Now

  Potentially $35-40 mil. Run Rate by Fiscal Year End
- AFN Signed $12 mil. Contract in July, Opportunity for Another $10+ mil. Coming Shortly
  - More than offsets churn in payphone business
- Opportunities for Further Growth in Revenue, Cost Reduction with pending Clearwave deal



Consumer CLEC – Closecall America

- Led by Tom Mazerski
- Full Range of Products
  - Cellular, EVDO, Local, LD, DSL
    - Opportunity to partner with cable companies
- Focus on Quality Oriented Customers; Bundling Opportunities
- High Touch Call Center, Billing Support Opportunities Elsewhere
- Finishing Consolidation of Nationwide Internet into Closecall
- Opportunities to cut costs with UNE-L



Corporate/Branding

- New Website
- New Logo
- Brand Consolidation

MobilePro
CORP



Strategy

- Platform Complete, Shifting Focus from Acquisition Driven Growth to Organic Growth
  - Some select acquisitions may still be made
- Smart Organic Growth, Maximize Cash Flow out of CLEC Businesses
  - Focus on areas where we add unique value, can land multi-million dollar opportunities
- Emphasis on Wireless – Fulfilling the Destiny of our Corporate Name
  - Muni wireless – own, operate networks
  - Technology agnostic
    - Wi-Fi / Wi-Max / other
  - Licensed markets – Partner



Financing

- Financing Strategy is Tied to Overall Corporate Strategy
  - Funds needed primarily for wireless buildouts
- Need for Balance Between Debt and Equity
  - Role for lease finance
- Progress on New Funding
- Timing/Process



Acquisitions

- Clearwave Update
- Other Opportunities



Management

- Alignment of Management Team with Strategic Plan
- Increasing Roles for Jerry Sullivan, Doug Bethell



Listing/Stock Price

- Listing Requirements
  - Reverse merger opportunity v. Reverse split
- Management Focus on Intrinsic Value
- Strategy/Timing



ProGames Network, Inc.

- Led by Martin Gray
  - Previous success at Television Games Network
  - Based in Miami, FL
- Formal Launch scheduled October 2006
- "Content" Oriented Company
- Opportunity for Driving Access Revenue to MOBL



Other Items of Interest/Questions

- STI / Texas Prototypes
- SB-2 Registration Statement
- Technology Portfolio

- Proxy Vote
- Questions





MobilePro

Thank you for attending